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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2008


                       Cherokee International Corporation
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                        000-50593                  95-4745032
 (State or Other             (Commission File Number)        (I.R.S. Employer
 Jurisdiction of                                            Identification No.)
  Incorporation)

                  2841 Dow Avenue
                Tustin, California                                92780
     (Address of Principal Executive Offices)                   (Zip Code)

                                 (714) 544-6665
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02         Departure of Directors or Certain Officers; Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On June 17, 2008, Daniel Lukas resigned from the board of directors (the "Board of Directors") of Cherokee International Corporation (the "Company"). Mr. Lukas' decision to resign was not the result of any disagreement relating to the Company's operations, policies or practices.


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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    CHEROKEE INTERNATIONAL CORPORATION
                                               (Registrant)


                      By:                   /s/ Linster W. Fox
                           -----------------------------------------------------
Date: June 23, 2008                           Linster W. Fox
      -------------          Executive Vice President, Chief Financial Officer
                                               and Secretary